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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 17, 2004
                        (Date of earliest event reported)


                               DYNEX CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)



                                     1-9819
                            (Commission File Number)



             Virginia                                          52-1549373
  (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                          Identification No.)

  4551 Cox Road, Suite 300, Glen Allen, Virginia                 23060
    (Address of principal executive offices)                   (Zip Code)



                                 (804) 217-5800
              (Registrant's telephone number, including area code)



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Item 12.   Results of Operations and Financial Condition.

         On August 16, 2004, the Registrant issued a press release reporting its financial results for the period ended June 30, 2004. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 12.

         The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

           (c)  Exhibits.

                Exhibit No.    Description

                    99 Press release issued by the Registrant dated August 16, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          DYNEX CAPITAL, INC.
                                                          (Registrant)


Date:  August 17, 2004                  By:  /s/ Stephen J. Benedetti
                                             -----------------------------------
                                             Stephen J. Benedetti
                                             Executive Vice President and
                                             Chief Financial Officer


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                                  Exhibit Index


         Exhibit No.       Description

              99 Press release issued by the Registrant on August 16, 2004.